Exhibit 10.74
EXECUTION VERSION
FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT
     This First Amendment (this “Amendment”) to the Note Purchase Agreement referenced below is entered into as of August 2, 2007, among CapitalSource Funding VII Trust, a Delaware statutory trust (the “Issuer”), CS Funding VII Depositor LLC, a Delaware limited liability company, as Depositor (the “Depositor”), CapitalSource Finance LLC, a Delaware limited liability company (“CapitalSource,” and in its capacity as Loan Originator, the “Loan Originator”) and Citigroup Global Markets Realty Corp. (“Citigroup,” and in its capacity as Purchaser hereunder, the “Purchaser”).
R E C I T A L S:
     WHEREAS, the Issuer, the Depositor, the Loan Originator and the Purchaser are parties to the Note Purchase Agreement, dated as of April 19, 2007 (as amended, supplemented and otherwise modified form time to time including by this Amendment, the “Note Purchase Agreement”);
     WHEREAS, the parties hereto desire to amend the Note Purchase Agreement pursuant to Section 11.01 thereof as more specifically set forth below;
     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Amendments to the Note Purchase Agreement. Upon the execution and delivery of this Amendment and satisfaction of the conditions precedent set forth herein, the definition of “Maximum Note Principal Balance” in Section 1.01 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:
          “Maximum Note Principal Balance” means an amount equal to One Billion Five Hundred Million Dollars ($1,500,000,000).
     Section 2. Conditions Precedent. The effectiveness of this Amendment shall be subject to satisfaction (or waiver by the Purchaser) of the following conditions precedent:
          (a) Execution and Delivery of this Amendment. Each of the parties hereto shall have executed and delivered this Amendment.
          (b) No Default or Event of Default. No Default or Event of Default shall have occurred or be continuing.
     Section 3. Restructuring of the CSVII Financing Facility. A Termination Date shall be deemed to occur under the Basic Documents if the parties to the Basic Documents shall not have entered into an amendment in form and substance satisfactory to the Initial Noteholder on or before October 15, 2007 to substantially conform the concentration limitations, covenants, representations and warranties set forth in the Basic Documents to the concentration limitations, covenants, representations and warranties set forth in the CSII Financing Facility. “CSII

Financing Facility” means the facility under which notes are issued pursuant to the Indenture, dated as of September 17, 2003 between CapitalSource Funding II Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, and such notes are purchased by Citigroup Global Markets Realty Corp. pursuant to the Amended and Restated Note Purchase Agreement, dated as of September 17, 2003 and amended and restated as of October 7, 2004, among CapitalSource Funding II Trust, as issuer, CS Funding II Depositor LLC, as depositor, CapitalSource and Citigroup Global Markets Realty Corp.
     Section 4. No Reliance. Each of the Issuer, the Depositor and the Loan Originator hereby acknowledges that it has not relied on the Purchaser or any of its officers, directors, employees, agents and “control persons” as such term is used under the Act and under the Securities Exchange Act of 1934, as amended, for any tax, accounting, legal or other professional advice in connection with the transactions contemplated by this Amendment or the Basic Documents, that each of the Issuer, the Depositor and the Loan Originator has retained and been advised by such tax, accounting, legal and other professionals as it has deemed necessary in connection with the transactions contemplated by this Amendment and the Basic Documents and that the Purchaser makes no representation or warranty, and shall have no liability with respect to, the tax, accounting or legal treatment or implications relating to the transactions contemplated by this Amendment and the Basic Documents.
     Section 5. Defined Terms; Headings. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Note Purchase Agreement. The headings of the various Sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be part of this Amendment.
     Section 6. Limited Amendment. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Note Purchase Agreement, the other Basic Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Purchaser may now have or may have in the future under or in connection with the Note Purchase Agreement, the other Basic Documents or any documents referred to therein or executed in connection therewith. Whenever the Note Purchase Agreement is referred to in the Note Purchase Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Note Purchase Agreement, as the case may be, as modified by this Amendment. Except as hereby amended, no other term, condition or provision of the Note Purchase Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation and all terms and conditions of the Note Purchase Agreement shall remain in full force and effect and are hereby ratified in all respects.
     Section 7. Construction. This Amendment is a document executed pursuant to the Note Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof.
     Section 8. Counterparts; Facsimile Signature. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.
     Section 9. Governing Law. This Amendment shall be governed by, subject to and construed in accordance with the applicable terms and provisions of Section 11.06 (Governing Law; Jurisdiction) of the Note Purchase Agreement, which terms and provisions are incorporated herein by reference.
     Section 10. Limitation on Liability. The Depositor hereby instructs the Owner Trustee, pursuant to Section 6.3 of the Trust Agreement, to execute and deliver this Amendment. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of CapitalSource Funding VII Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.
     Section 11. Binding Effect; Assignability. This Amendment shall be governed by, subject to and construed in accordance with the applicable terms and provisions of Section 11.04 (Binding Effect; Assignability) of the Note Purchase Agreement, which terms and provisions are incorporated herein by reference.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Note Purchase Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

CAPITALSOURCE FUNDING VII TRUST,
By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ IAN P. MONIGLE
Name:	Ian P. Monigle
Title:	Financial Services Officer

CS FUNDING VII DEPOSITOR LLC
By:	/s/ JEFFREY LIPSON
Name:	Jeffrey Lipson
Title:	Vice President & Treasurer

CAPITALSOURCE FINANCE LLC
By:	/s/ JEFFREY LIPSON
Name:	Jeffrey Lipson
Title:	Vice President & Treasurer

CITIGROUP GLOBAL MARKETS REALTY CORP.
By:	/s/ GERALD F. KEEFE
Name:	Gerald Keefe
Title:	Authorized Signatory

[Signature Pages to First Amendment to Note Purchase Agreement]